EXHIBIT 99.2







                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Center Bancorp, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Anthony C. Weagley, Vice President and Treasurer (Chief Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: March 26, 2003

                              By: /s/ Anthony C. Weagley
                                  -------------------------------------------
                                  ANTHONY  C.  WEAGLEY
                                  VICE  PRESIDENT  AND  TREASURER
                                  (CHIEF  ACCOUNTING  AND  FINANCIAL  OFFICER)
                                  CENTER  BANCORP,  INC.










This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.